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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 19, 1997


                               I.C.H. Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                    1-7697                   43-6069928
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)


    9404 Genesee Avenue
La Jolla, California 92037

Registrant's telephone number, including area code: (619) 587-8533

                                 Not Applicable
         (Former name or former address, if changed since last report)
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        500 North Akard Street
         Dallas, Texas  75201                                    75201
(Address of principal executive offices)                       (Zip Code)

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Item 3.  Bankruptcy or Receivership.

     I.C.H. Corporation, a Delaware corporation (the "Corporation"), together with Care Financial Corporation ("CFC") and SWL Holding Corporation ("SWL"), each a Delaware corporation and a wholly owned subsidiary of the Corporation (the Corporation, CFC and SWL herein referred to collectively, as the "Debtors") filed voluntary petitions for relief with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code, Case No. 395-36351-RCM-11, on October 10, 1995. On February 7, 1997, the Bankruptcy Court entered an order confirming the Debtors' First Amended Joint Plan of Reorganization under Chapter 11 (the "Joint Plan"). The effective date of the Joint Plan occurred on February 19, 1997 (the "Effective Date"). The transfer records for all of the Corporation's publically traded securities were closed as of the close of business on the Effective Date.

     Pursuant to the Joint Plan, certain assets constituting substantially all of the assets of the Corporation, along with all of the assets of CFC and SWL were transferred to the Lone Star Liquidating Trust (the "Trust") for the benefit of creditors of the Debtors. The Trust will liquidate the assets transferred to it and distribute the proceeds thereof to claimants of the Debtors pursuant to the terms of the Joint Plan. Holders of general unsecured claims against the Corporation will receive a beneficial interest in the proceeds of all assets of the Trust, which, following payment of or provision for all other claims as provided in Article II and Section 4.1(a) of the Joint Plan, will be distributed to the general unsecured claimants according to the procedures set forth in Section 4.1(b) of the Joint Plan. March 3, 1997 has been established as the initial distribution date for payment by the Trust to holders of 11 1/4% Senior Subordinated Notes due 1996 and 11 1/4% Senior Subordinated Notes due 2003. Subsequent distributions of available cash will be made by the Trust on the last business day of each calendar quarter, commencing March 31, 1997, so long as available cash exceeds the reserve amount, currently set at $10 million. The record date for distributions will be 15 business days prior to the respective distribution date.

     The Corporation retained certain designated assets valued at approximately $10.5 million including the following: $2,790,203.15, land and improvements thereon in Perry Park, Kentucky, and all capital stock of Care Financial Corporation, SWL Holding Corporation and Bankers Multiple Line Insurance Company and also received a $500,000 contribution pursuant to a third party settlement.

     On the Effective Date, all outstanding shares of preferred stock and common stock of the Corporation (collectively, the "Stock") were cancelled. The Corporation (hereinafter also referred to as "Reorganized ICH") will issue new common stock ("Common Stock") to eligible holders of the cancelled Stock as outlined in the Corporation's Form 8-K, filed with the Securities and Exchange Commission on February 18, 1997 and incorporated by reference. As a result of the Effective Date transactions, the Corporation is now owned by its previously existing preferred and common stockholders.

     Information regarding the number of shares of the Corporation currently issued and outstanding, the number of shares of Reorganized ICH Stock reserved for issuance pursuant to the Joint Plan, and the expected aggregate number of Shares outstanding after implementation of the

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Joint Plan was included in the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 18, 1997, and is incorporated herein by reference.

     Information as to the assets and liabilities of the Corporation as of December 31, 1996, as filed with the Bankruptcy Court is contained in the Corporation's Monthly Operating Report for the Month Ending December 1996, was filed as Exhibit 99 to the Corporation's Form 8-K which was filed with the Securities and Exchange Commission on February 3, 1997, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

2.1 First Amended Joint Plan of Reorganization Under Chapter 11 (incorporated by reference to Exhibit B to Exhibit 99.1 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on November 22, 1996).

2.2 First Nonmaterial Modification to the First Amended Joint Plan of Reorganization Under Chapter 11 (incorporated by reference to Exhibit
         2.2 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 18, 1997).

2.3 Letter to Robert T. Shaw, Henry W. Simon, Jr. and Russell L. Munsch agreeing to nonmaterial modification to the First Amended Joint Plan of Reorganization Under Chapter 11, as filed with the Bankruptcy Court (incorporated by reference to Exhibit 2.3 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 18,
         1997).

99.1 Order Confirming the First Amended Joint Plan of Reorganization under Chapter 11, as entered by the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, on February 7, 1997 (incorporated by reference to Exhibit 99.1 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 18,
         1997).

99.2 Findings of Fact and Conclusions of Law in Support of Order Confirming First Amended Joint Plan of Reorganization Under Chapter 11 (incorporated by reference to Exhibit 99.2 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 18,
         1997).

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99.3     Monthly Operating Report for the Month Ending December 1996, filed with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, Case No. 395-36351-RCM-11 (incorporated by reference to Exhibit 99 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 3, 1997).

99.4     Press Release issued February 20, 1997.

99.5     Amended and Restated Certificate of Incorporation of ICH Corporation.

99.6     Amended and Restated By-Laws of ICH Corporation.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          I.C.H. CORPORATION


Date:  March 6, 1997                      By: /s/ James R. Arabia
                                              --------------------------------
                                              Name:  James R. Arabia
                                              Title: President


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                                Index to Exhibits




                                                                   Sequentially
Exhibit                                                              Numbered
Number  Description                                                   Pages
------  -----------                                                ------------
2.1     First Amended Joint Plan of Reorganization Under Chapter
        11 (incorporated by reference to Exhibit B to Exhibit
        99.1 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on November 22, 1996).

2.2 First Nonmaterial Modification to the First Amended Joint Plan of Reorganization Under Chapter 11 (incorporated by reference to Exhibit 2.2 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 18, 1997).

2.3     Letter to Robert T. Shaw, Henry W. Simon, Jr. and Russell
        L. Munsch agreeing to nonmaterial modification to the First Amended Joint Plan of Reorganization Under Chapter 11, as filed with the Bankruptcy Court (incorporated by reference to Exhibit 2.3 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 18, 1997).

99.1 Order confirming the First Amended Joint Plan of Reorganization under Chapter 11, as entered by the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, on February 7, 1997 (incorporated by reference to Exhibit 99.1 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 18, 1997).

99.2    Findings of Fact and Conclusions of Law in Support of
        Order Confirming First Amended Joint Plan of
        Reorganization Under Chapter 11 (incorporated by reference to Exhibit 99.2 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 18, 1997).

99.3 Monthly Operating Report for the Month Ending December 1996, filed with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, Case No. 395-36351-RCM-11 (incorporated by reference to Exhibit 99 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 3, 1997).

99.4    Press Release issued February 20, 1 1997.

99.5    Amended and Restated Certificate of Incorporation of
        ICH Corporation.

99.6    Amended and Restated By-Laws of ICH Corporation.